UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 31, 2020

HOST HOTELS & RESORTS, INC.
HOST HOTELS & RESORTS, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4747 Bethesda Avenue, Suite 1300
Bethesda, Maryland 20814
(Address of principal executive offices) (Zip Code)
(240) 744-1000
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Host Hotels & Resorts, Inc.	Common Stock, $0.01 par value	HST	New York Stock Exchange
Host Hotels & Resorts, L.P.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 31, 2020, Host Hotels & Resorts, L.P. (“
Host L.P.
”), for whom Host Hotels & Resorts, Inc. acts as sole general partner, entered into an underwriting agreement (the “
Underwriting Agreement
”) with J.P. Morgan Securities LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC.
Pursuant to the Underwriting Agreement, J.P. Morgan Securities LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC agreed to serve as representatives of the several underwriters named in the Underwriting Agreement in connection with the public offering by Host L.P. of an additional $150 million aggregate principal amount of its 3.500% Series I senior notes due 2030 (the “
additional
Series I senior notes
”).
The net proceeds to Host L.P. from the sale of the additional Series I senior notes are estimated to be approximately $146 million, after deducting the underwriting discount, de minimis original issue discount and estimated transaction expenses, and excluding accrued interest from, and including, August 20, 2020 through, and excluding, September 3, 2020 in the amount of $189,583.33 payable to us. Host L.P. intends to fully allocate an amount equal to the net proceeds from the sale of the additional Series I senior notes on the issue date to one or more eligible green projects, including previously completed hotel developments and redevelopments, renovations in existing hotels that have received, or are expected to receive LEED certification, refurbishments and improvement projects including energy and water efficient technologies and renewable energy. Following the allocation referenced above, Host L.P. intends to use the net proceeds for general corporate purposes, which may include repurchases of debt.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Agreement, which is being filed as Exhibit 1.1 to this Current Report on Form
8-K
and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance
Sheet Arrangement of a Registrant.
On September 3, 2020, Host L.P. completed its underwritten public offering of $150 million aggregate principal amount of additional Series I senior notes. The additional Series I senior notes have identical terms as Host L.P.’s existing $600 million aggregate principal amount of 3.500% Series I senior notes due 2030 issued on August 20, 2020 (the “
existing Series I senior notes
”) and described in our Current Report on Form
8-K
filed on August 21, 2020. The additional Series I senior notes will have terms identical to the existing Series I senior notes, other than issue date and offering price, will have the same CUSIP number as the existing Series I senior notes and will vote together with the existing Series I senior notes as a single class immediately upon issuance.
The offering of the additional Series I senior notes was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on April 12, 2018, as amended (Registration
No. 333-224247)
(the “
Registration Statement
”), a base prospectus, dated April 26, 2018, included as part of the Registration Statement, and a prospectus supplement, dated August 31, 2020, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form
8-K
an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the securities being registered.
The additional Series I senior notes were issued pursuant to the sixth supplemental indenture, dated August 20, 2020 (the “
Supplemental Indenture
”), between Host L.P. and The Bank of New York Mellon, as trustee (the “
Trustee
”), which supplements the indenture, dated May 15, 2015, between Host L.P. and the Trustee.
Forward-Looking Statements
In this Current Report on Form
8-K,
we make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “expect,” “may,” “intend,” “predict,” “project,” “plan,” “will,” “estimate” and other similar terms and phrases. Forward-looking statements are based on management’s current expectations and assumptions and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks and uncertainties include the potential impact of
COVID-19,
our ability to apply the proceeds of the Series I senior notes as currently intended, our ability to use or allocate the net proceeds of the Series I senior notes to eligible green projects that will satisfy, or continue to satisfy, investor criteria and expectations regarding environmental impact and sustainability performance and other risks and uncertainties associated with our business described in our Annual Report on Form 10–K for the year ended December 31, 2019, our Quarterly Reports on Form
10-Q
for the quarters ended March 31, 2020 and June 30, 2020 and in other filings with the Securities and Exchange Commission. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release updates to any forward-looking statement contained in this report to conform the statement to actual results or changes in our expectations.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 31, 2020, among Host Hotels & Resorts, L.P. and J.P. Morgan Securities LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Sixth Supplemental Indenture, dated August 20, 2020, between Host Hotels & Resorts, L.P. and The Bank of New York Mellon, as trustee, to the Indenture dated May 15, 2015 (incorporated by reference to Exhibit 4.1 of Host Hotels & Resorts, Inc. and Host Hotels & Resorts, L.P. Current Report on Form 8-K, filed on August 21, 2020).

4.2	Form of Series I senior notes (included in Exhibit 4.1).

5.1	Opinion of Latham & Watkins LLP regarding the validity of the Series I senior notes.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: September 3, 2020	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

	By:	HOST HOTELS & RESORTS, INC. its General Partner

Date: September 3, 2020	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller